The Markman MultiFunds

Annual Report
December 31, 1995
"I do believe 1996 could shape up to be a year to rival 1995."
--Bob Markman

Graphic:
ABOUT OUR COVER

Minneapolis artist Bill Cannon has wittily captured the essential issue facing the intelligent fund investor in the nineties: choosing from an explosion of choices as the economic "seasons" change.

President's Message
Photo of: Bob Markman
CEO & President
The Markman MultiFunds

Let me say unequivocally: I think 1996 will be a marvelously profitable year for globally diversified investors. Just keep focused on the long term trends and don't get spooked by the inevitable "panics du jour."But I could be wrong (GASP!).What happens then?

Dear Investor,

HERE'S THE PLAN: I MOVE WE SKIP 1996. LET'S JUST REWIND THE TAPE AND DO 1995 ALL OVER AGAIN. ALL IN FAVOR...?

FANTASIES ASIDE, I DO BELIEVE 1996 COULD SHAPE UP TO BE A YEAR TO RIVAL '95. I KNOW THAT MOST PUNDITS ARE EXPECTING SO-SO PERFORMANCE THIS YEAR ON THE HEELS OF LAST YEAR'S OUTSIZED GAINS. BUT LET US NOT FORGET THAT THESE ARE THE SAME GENIUSES WHO WERE BITING THEIR FINGERNAILS DOWN TO THE QUICK A YEAR AGO AS THEY WORRIED ABOUT 1995.

I THINK IT COULD BE OF INTEREST TO YOU FOR ME TO RUN DOWN BOTH THE BULLISH AND BEARISH SCENARIOS AND TELL YOU HOW WE MIGHT REACT IN THE PORTFOLIOS AS EITHER SCENARIO UNFOLDS.

First, the Bull (no pun intended): Try as they might to screw it up, D.C. Incompetents finally manage to cobble together a balanced budget agreement. That creates the opening Alan Greenspan needs to aggressively loosen up on interest rates, thus helping to jump-start a sputtering economy. Winter gloom on the earnings front turns to positive surprises as we move into spring and summer. Jim Crabbe starts a technology fund. DCIs (see above) get to the final $100 billion in budget cuts by agreeing to recalculate the CPI, lowering by almost 1% the official rate of inflation. The numbers are, of course, a fantasy, but the bond market claps to signal that they do believe in fairies. With inflation now hovering just below 2%, long-term Treasuries soar, with yields dropping below 5% by Labor Day. Lenders throw 51/2% money at homeseekers, creating the greatest buying binge in a decade.

With interest rates this low, we begin to see multiple expansion in the stock market. Price earnings ratios climb to 18 to 20; Alan Abelson turns bullish as the Dow hits 6000 by World Series time. (Which, in our bullish scenario, WILL be played this year.)

Investors who are globally diversified, and have suffered for the past two years as international investments lagged the U.S. market, finally get the wind at their backs. Emerging markets, particularly those of the Pacific Rim, bounce back strongly. Silently and with very little fanfare (compared with the '93 boom), returns of 30%+ are seen once again. (Jimmy Rogers stuns CNBC viewers by admitting he's bought the China Fund on margin.)
KEEP ON READING
Bullish

Bearish

So what funds will do well in this scenario?

SURPRISINGLY, the exact same ones that did well in 1995. We would be heavy in Health, Financial Services, Technology, Pacific Rim, and broad-based large cap growth. If we operate under the premise that the market will always manage to surprise the greatest number of people, what could be a greater surprise than to produce a 1996 that in many ways replicates 1995?

AND NOW FOR SOMETHING COMPLETELY DIFFERENT (if you can Bear it): It is March and the DCIs still have not managed to come to a budget accord. Both sides agree that the only option at this point is to do nothing and let the voters decide in November. The stock market, now looking at six months of total uncertainty, sells off 15%.

Greenspan's Fed provides too little, too late in the way of easing and the economy slows to a near recession. Earnings continue to weaken. The Fed finally realizes its error, but by then we see inflation beginning to creep slowly back into the system. By June, the CPI is growing at a 3 1/2 to 4% rate. Any hopes for rate cuts are dashed and the long T-bond plummets, with yields again hitting 8%.

There is no relief on the international front either. European economies remain sluggish, confidence does not return to Latin America and China refuses to reaffirm its commitment to a free and open Hong Kong, causing a 25% drop in the Hang Seng Index.
INVESTMENT BIKER hits number one on the N.Y. Times bestseller list.

So what would be the best moves in this scenario? OBVIOUSLY, cash would be the place to be, as both stocks and bonds would be weak. And I have no qualms about raising cash in the portfolios. But I'm not sure that is a complete or realistic answer to the essential question: "What do you do in a difficult market?"

There are many ways to use the tools at our disposal to attempt to profit even in a tough market. In a slow-growth economy, health care stocks and certain small caps could do well relative to the overall market.

Also, if the economy slows but inflation does not accelerate, bond funds would look attractive. On the other hand, inflation fears could prompt strong performance in gold and natural resources funds. Further, a weak U.S. stock market does not mean we have to see equally weak foreign markets.

There could certainly be pockets of superior relative performance overseas even as we experience doldrums here in the U.S.

The message, I think, is clear. IT'S IN A DIFFICULT MARKET THAT A BROAD KNOWLEDGE OF FUNDS AND THE ABILITY TO NIMBLY MOVE ARE MOST VALUED. A gently rising tide raises all boats, but in choppy seas an experienced hand on the helm might be the only thing standing between you and the abyss.

FOCUS ON '96 STRATEGY:
THREE SECTORS WITH SPECIAL POTENTIAL ONE OF THE QUESTIONS WE REGULARLY ASK MANAGERS OF THE MORE DIVERSIFIED FUNDS WE OWN IS "WHAT SECTORS DO YOU LIKE?" "WHERE ARE YOU FINDING THE VALUES OR OPPORTUNITIES?" SOMETIMES THESE DISCUSSIONS PRODUCE A TRENDLESS MIXED BAG OF IDEAS, SOMETIMES A PATTERN STARTS TO EMERGE.

Why do we do this? Oftentimes these discussions can give us an "early warning" as to what sectors are likely to do well (or poorly, for that matter). THIS YEAR'S FOURTH QUARTER TALKS PRODUCED MANY IDEAS, BUT THREE STAND OUT BY VIRTUE OF NUMBER OF MENTIONS AND INTENSITY OF FEELING. They are Biotechnology, Financials, and the Pacific Rim.

1
Biotech is, of course, the quintessential risk sector and I imagine many more people have lost than made money here. Biotech stocks began a new run in 1995's second half and have a lot of momentum as we move into 1996. There are two significant reasons for this: a more reasonable regulatory environment and record number of real products (yes, more than just stories!) well along in the testing cycle. As all aggressive sector moves, this one too will end badly; but that could be a year and a double away. OUR PLAY: FIDELITY SELECT BIOTECH. (Indirect play: Invesco Health/Vanguard Health)

2
Financials (banks, insurance companies, brokerage firms, etc.) are seen as benefitting from three things: low interest rates, continued merger and acquisition activity, and Baby Boomer's insatiable demand for goods and services to assist them in college and retirement planning. (I read that in 1996 someone will turn 50 every 71/2 seconds. I'm not sure what the significance of that is, but it sounds like something that could produce one helluva impact somewhere.) OUR PLAY: INVESCO FINANCIAL SERVICES, FIDELITY SELECT REGIONAL BANKS.

3
The Tiger markets of the Pacific Rim (Hong Kong, Taiwan, Korea, Singapore, Malaysia, Indonesia, and the Philippines) like all "emerging markets" are very sensitive to money flows, with the effect of institutional buying magnifying moves on both the upside and the downside. So we are excited to report THAT WE HAVE YET TO TALK TO A MANAGER WHO IS NOT NOW INCLINED TO INCREASE HIS ALLOCATION IN THIS AREA IN 1996. Their reasons are simple and sound: economies that are growing at 6, 7, 8% rates and market multiples that are low enough to make stocks attractive to even the most value conscious manager. OUR PLAY:
COLONIAL NEWPORT TIGER, MORGAN STANLEY ASIAN GROWTH.

Whatever the scenario that unfolds, you can be sure of one thing: we, as your managers, will always remain open to new options and flexible in our response. Our job is to listen to what the market tells us about how to make money for you.

THE BEST WE CAN FIND- NO COMPROMISES

MANY TIMES A WELL READ INVESTOR WILL COME ACROSS A FUND THAT LOOKS LIKE A PERFECT CHOICE ONLY TO BE BROUGHT UP SHORT: THE FUND IS CLOSED OR THE FUND SPORTS AN UP FRONT SALES CHARGE THAT DIMINISHES ITS ATTRACTIVENESS. AND SO IT'S ON TO A SOMETIMES SECOND BEST ALTERNATIVE.

THAT'S NOT GOOD ENOUGH FOR THE MARKMAN MULTIFUNDS. WE MAY NOT ALWAYS BE RIGHT IN WHAT WE BUY AND WHEN WE BUY IT, BUT WE ALWAYS WANT TO BE ABLE TO SAY "WE THINK THIS IS THE BEST FUND WE CAN BUY TO DO THE JOB." WITH THAT AS OUR PARADIGM, WE THINK THAT OVER TIME THE HIGH QUALITY OF OUR CHOICES WILL INEVITABLY PRODUCE ENVIABLE RESULTS.

SO YOU MIGHT BE INTERESTED TO KNOW THAT AS OF DECEMBER 31, 1995, SOME 34% OF OUR TOTAL HOLDINGS WERE IN FUNDS THAT ARE CLOSED OR IN LOAD FUNDS THAT WE ARE ABLE TO BUY NO LOAD.

Not Just a Fund...
A Management Relationship The Markman MultiFunds were created to be not just another group of funds. Our background, as you know, is as private money managers. As such, we know from experience how important the advisor/client relationship is. WE ARE COMMITTED TO CREATING, TO AS GREAT A DEGREE AS POSSIBLE, THE LOOK AND FEEL AND TEXTURE OF A PRIVATE PERSONAL RELATIONSHIP WITH OUR SHAREHOLDERS. We have structured things to provide maximum possible access for you to the staff of Markman Capital Management. Additionally, we now receive over 1000 calls per week for our weekly portfolio update. (We're told it gets addictive after a while.) We welcome your questions and comments and hope to provide you with a level of personalization never seen before in the public fund world.

I and my staff have already had the pleasure of speaking with many of you and look forward to continuing to build a productive relationship.

What has been most gratifying is that our investors really seem to "get it." Although some ignorant observers have viewed the fund of funds concept as appropriate only for the small, inexperienced investor, WE HAVE SEEN A SURPRISINGLY LARGE NUMBER OF VERY SOPHISTICATED INVESTORS PLACE SUMS WELL INTO SIX FIGURES WITH OUR FUNDS. These high net worth investors, experienced in private money management matters, quickly saw the Markman MultiFund Trust as the MOST EFFICIENT AND COST-EFFECTIVE WAY TO CREATE STATE-OF-THE-ART POTENTIAL IN A FUND PORTFOLIO. THE FACTS SPEAK FOR THEMSELVES: OUR AVERAGE ACCOUNT IS SIX TIMES LARGER THAN THE AVERAGE EQUITY MUTUAL FUND ACCOUNT. Like I've always said, "We're not just a fund, we're a complete portfolio." Thank you for your confidence.

/s/ Bob Markman
BOB MARKMAN AND THE STAFF AT MARKMAN CAPITAL MANAGEMENT
December 31, 1995

A WORD ABOUT PORTFOLIO MECHANICS

I'd like to take a moment to discuss a point relating to the mechanics of portfolio management that I think you might find interesting. In the past, I've written about how the Aggressive Fund is a CONCENTRATED portfolio. Yet the NUMBER of funds used has steadily increased all year. That sounds almost contradictory. The reasoning is this: as we grow larger, the position we take in each fund we use grows larger. This is good in that it often gives us the "clout" to get access to greater information about the fund than most investors. But with that access comes responsibility. Some of the doors that are now open to us would close quickly if we unnecessarily disrupted a fund by pulling millions out too quickly.

Yet of paramount importance is our responsibility to you, the shareholder in the MultiFunds. To make money (and at other times to preserve capital) we sometimes have to move FAST. The solution? To do extra research and analysis to find multiple funds with almost identical dynamics. So rather than owning one fund in a particular category, we might own two or three. That way, if we decide to quickly cut back on the position, no one fund is unduly affected. It becomes a win/win for all involved. We have the luxury of taking concentrated aggressive positions without losing the ability to quickly "go to cash." I've always viewed this as one of the greatest mechanical advantages of a fund of funds.
Although these tactics impact greatest on the Aggressive Fund, the Moderate and Conservative portfolios also benefit from our access/flexibility balancing act.

Appendix

A representation of the graphic material contained in the Markman MultiFund Trust's December 31, 1995 Annual Report is set forth below.

1.   Growth of $10,000 invested on 1/31/95

     MARKMAN AGGRESSIVE
         GROWTH FUND                         S&P 500
     -------------------                --------------------
     DATE        BALANCE                DATE         BALANCE
     -------------------                --------------------
     01/31/95   $ 10,000                01/31/95    $ 10,000
     02/28/95     10,230                02/28/95      10,390
     03/31/95     10,460                03/31/95      10,696
     04/30/95     10,720                04/30/95      11,011
     05/31/95     11,000                05/31/95      11,449
     06/30/95     11,790                06/30/95      11,714
     07/31/95     12,660                07/31/95      12,103
     08/31/95     12,710                08/31/95      12,133
     09/30/95     13,180                09/30/95      12,640
     10/31/95     12,950                10/31/95      12,595
     11/30/95     13,120                11/30/95      13,148
     12/31/95     13,121                12/31/95      13,396

Past performance is not predictive of future performance.

2.   Growth of $10,000 invested on 1/31/95

     MARKMAN MODERATE
        GROWTH FUND                          S&P 500
     -------------------                --------------------
     DATE        BALANCE                DATE         BALANCE
     -------------------                --------------------
     01/31/95   $ 10,000                01/31/95    $ 10,000
     02/28/95     10,320                02/28/95      10,390
     03/31/95     10,450                03/31/95      10,696
     04/30/95     10,630                04/30/95      11,011
     05/31/95     10,860                05/31/95      11,449
     06/30/95     11,210                06/30/95      11,714
     07/31/95     11,730                07/31/95      12,103
     08/31/95     12,750                08/31/95      12,133
     09/30/95     12,150                09/30/95      12,640
     10/31/95     12,060                10/31/95      12,595
     11/30/95     12,360                11/30/95      13,148
     12/31/95     12,450                12/31/95      13,396

Past performance is not predictive of future performance.

3.   Growth of $10,000 invested on 1/31/95

     MARKMAN CONSERVATIVE               LEHMAN INTERMEDIATE
         GROWTH FUND                    GOVERNMENT BOND INDEX
     -------------------                --------------------
     DATE        BALANCE                DATE         BALANCE
     -------------------                --------------------
     01/31/95   $ 10,000                01/31/95    $ 10,000
     02/28/95     10,200                02/28/95      10,195
     03/31/95     10,260                03/31/95      10,247
     04/30/95     10,430                04/30/95      10,370
     05/31/95     10,710                05/31/95      10,659
     06/30/95     10,900                06/30/95      10,731
     07/31/95     11,200                07/31/95      10,731
     08/31/95     11,300                08/31/95      10,817
     09/30/95     11,550                09/30/95      10,887
     10/31/95     11,390                10/31/95      11,010
     11/30/95     11,680                11/30/95      11,145
     12/31/95     11,800                12/31/95      11,259

Past performance is not predictive of future performance.

MANAGEMENT'S DISCUSSION OF PERFORMANCE

By its very nature, a fund of funds such as the Markman MultiFund Trust, will tend to have a portfolio that is much more diversified than the contents of most single market averages. There will be times when that diversification leads to either a short period of out-performance or under-performance. The theory is that over extended market cycles, a broadly diversified portfolio may produce superior risk-adjusted returns. The Funds' first eleven months of existence was marked by a sharp and steady advance in the S&P500. Not only was 1995 one of the S&P500's best years, its return was accomplished with the lowest volatility on record. In this environment, the diversification of the Markman Moderate Growth Fund and the Markman Aggressive Growth Fund into areas such as international funds and small cap funds (that have historically enhanced value) acted as a drag on performance.

Conversely, the Markman Conservative Growth Fund during this period benefitted from this same concept of diversification relative to the Lehman Intermediate Government Bond Index. A blend of cautious large cap stock funds, diversified income funds, and international holdings enabled this portfolio to outperform its index.

For more information on each Fund, see the subsequent discussions.

The Markman MultiFunds Performance

Markman AGGRESSIVE Growth Fund

"The three sectors we expect to greatly outperform the market are Biotech, Financials, and the Pacific Rim."

WEAKNESS IN SMALL CAP STOCKS COMBINED WITH A VICIOUS CORRECTION IN TECHNOLOGY WAS ENOUGH TO OFFSET SOME OF OUR VERY STRONG PERFORMERS THIS PAST QUARTER. The result was a temporary stall in previously strong upward momentum.

As I've written in the President's Message, the three sectors we expect to greatly outperform the market are Biotech, Financials, and the Pacific Rim. These three sectors are well represented in the Aggressive Fund, comprising over 40% of the market value of the stocks held by the funds that we own.

As an Aggressive Fund shareholder, you know that markets (and more specifically, subsectors of markets) inevitably tend to move from one extreme to the other. The true aggressive embraces this, welcomes this, for it is the way markets present us with significant buying opportunities. Our job remains to spot those periods of extreme optimism and pessimism and rotate accordingly.

We begin 1996 with our high tech positions at their lowest levels ever in the portfolio. Clearly, the momentum has shifted in this sector but my instinct tells me that "the baby is being thrown out with the bathwater." I would not be surprised if by our next quarterly report we'd have significantly added to these currently oversold positions.

I want to make clear to you as shareholders that this portfolio will only buy aggressive or near aggressive funds. If I feel a need to temporarily get defensive, I will use cash rather than other more conservative stock funds.

MARKMAN AGGRESSIVE GROWTH FUND COMPARISON
PUTTING IT IN PERSPECTIVE
BEHIND THE COMPARISON
                                                 4TH QTR. 1995       3RD QTR. 1995  SINCE INCEPTION*
MARKMAN AGGRESSIVE GROWTH FUND                       -.4%                11.8%            31.2%
S&P 500                                              6.0%                 7.9%            34.0%
LIPPER GROWTH FUND INDEX                             1.5%                 9.1%            31.0%

*From February 1, 1995

PORTFOLIO OF INVESTMENTS - Markman Aggressive Growth Fund - December 31, 1995
FUND                                                                    SHARES      MARKET VALUE    % OF TOTAL       STATUS*
                                                                                                                     (UNAUDITED)
Invesco Strategic Health Sciences Portfolio                              100,570     $ 5,264,828        12.4%           +
Vanguard U.S. Growth Portfolio                                           239,926       4,882,492        11.5            +
PBHG Growth Fund t                                                       169,884       4,063,630         9.6            +
Fidelity Select Biotechnology Portfolio                                  116,010       4,040,616         9.6            +
Colonial Newport Tiger Fund (class z)                                    324,517       4,040,234         9.6            +
Invesco Strategic Financial Services Portfolio                           179,498       3,414,054         8.1            -
Heartland Value Fund                                                     104,499       2,920,745         6.9            -
Brandywine Fund                                                           89,664       2,517,761         6.0           new
PBHG Emerging Growth Fund                                                116,254       2,486,668         5.9            -
The Robertson Stephens Value + Growth Fund t                             101,681       2,304,082         5.4            -
Fidelity Select Regional Banks Portfolio                                  96,623       2,216,530         5.2           new
T. Rowe Price Science & Technology Fund                                   46,368       1,350,230         3.2           new
Seligman Communications and Information Fund, Inc.                        50,288       1,105,838         2.6            -
Twentieth Century Vista Investors                                         66,247         967,213         2.3            -
Miscellaneous - Money Market Fund                                      1,182,976       1,182,976         2.8            +
                                                                                     -----------       -----
Total Investments (cost $42,663,515)                                                  42,757,897       101.1
Other Assets and Liabilities (Net)                                                      (432,401)       (1.1)
                                                                                     -----------       -----
Net Assets                                                                           $42,325,496       100.0%
                                                                                     ===========       =====

See accompanying notes to financial statements.
 * "+" means larger percentage than end of prior quarter, "-" means smaller percentage than end of prior quarter, "new" means did not appear in prior quarter.
t Non-income producing security

The Markman MultiFunds Performance
Markman MODERATE Growth Fund

"Should the tech sell off we saw in the fourth quarter continue, I expect we'll get to levels that will make these stocks compelling low risk buys."

THERE WAS NOT MUCH IN THE WAY OF SIGNIFICANT CHANGES IN THE MODERATE PORTFOLIO DURING THE FOURTH QUARTER, WITH OUR LARGE HOLDINGS REMAINING RELATIVELY CONSTANT.

We did cut back our technology holdings a bit (as reflected in the reduced Seligman and Robertson Stephens holdings) finishing the year in what I consider to be an UNDERWEIGHTED technology position. Should the tech sell off we saw in the fourth quarter continue, I expect we'll get to levels that will make these stocks compelling low risk buys. Be assured that this is one of the more significant things we are watching and we are prepared to jump right back in at the appropriate time.

New to the portfolio is Colonial Newport Tiger; we've already discussed the improved prospects for the Pacific Rim. We also added Fidelity Select Food and Agriculture. This is one of the few funds that can legitimately claim to be a defensive sector fund - somewhat of an oxymoron. The portfolio is comprised of large cap consumer nondurables, companies like Pepsico, Kellogg, Ralston-Purina, Nabisco, and Philip Morris. Go to the grocery store, then hit the local Wal Mart, make a pit stop at McDonald's, and you've got the Select Food and Agriculture portfolio.

I've written before that the Moderate Fund's true long-term capabilities are only likely to be seen after we've experienced an extended choppy or downward market. The kind of market I expect for 1996 (violent sector rotation within an upward trend and better international results) should result in the kind of risk-adjusted performance we hope for in this Fund.

MARKMAN MODERATE GROWTH FUND COMPARISON
PUTTING IT IN PERSPECTIVE
BEHIND THE COMPARISON
                                                           4TH QTR. 1995     3RD QTR. 1995     SINCE INCEPTION*
MARKMAN MODERATE GROWTH FUND                                   2.5%              8.4%                24.5%
S&P 500                                                        6.0%              7.9%                34.0%
LIPPER EQUITY INCOME FUND INDEX                                5.2%              7.2%                27.5%

*From February 1, 1995

PORTFOLIO OF INVESTMENTS  -  Markman Moderate Growth Fund - December 31, 1995
FUND                                                                    SHARES      MARKET VALUE    % OF TOTAL       STATUS*
                                                                                                                     (UNAUDITED)
Vanguard U.S. Growth Portfolio                                          387,458      $ 7,884,763       20.2%            -
Invesco  Strategic Health Sciences Portfolio                             90,118        4,717,663       12.1             +
Artisan Small Cap Fund                                                  353,354        4,657,209       12.0             -
The Yacktman Fund, Inc                                                  277,919        3,360,043        8.6             -
Fidelity Select Food & Agriculture Portfolio                             82,982        3,259,539        8.4            new
Invesco Strategic Financial Services Portfolio                          169,719        3,228,052        8.3             +
Colonial Newport Tiger Fund (class z)                                   178,754        2,225,482        5.7            new
PBHG Growth Fund t                                                       87,926        2,103,193        5.4            new
Mutual Discovery Fund.                                                  130,826        1,983,315        5.1             -
Mutual Beacon Fund                                                       51,446        1,848,972        4.7             -
Cohen & Steers Realty Shares                                             31,089        1,076,314        2.8            new
Seligman Communications and Information Fund, Inc.                       31,647          695,928        1.8             -
Fidelity Select Consumer Products Portfolio                              34,195          592,934        1.5            new
The Robertson Stephens Value + Growth Fund t                             21,390          484,707        1.2             -
Longleaf Partners Fund                                                   13,611          287,881         .7             -
miscellaneous - Money Market Fund                                       481,751          481,751        1.2             +
                                                                                     -----------       -----
Total Investments (cost $37,523,112)                                                  38,887,746       99.7
Other Assets and Liabilities (Net)                                                        99,892         .3
                                                                                     -----------       -----
Net Assets . . . . .                                                                 $38,987,638      100.0%
                                                                                     ===========       =====

See accompanying notes to financial statements.
 * "+" means larger percentage than end of prior quarter, "-" means smaller percentage than end of prior quarter, "new" means did not appear in prior quarter.
t Non-income producing security

The Markman MultiFunds Performance
Markman CONSERVATIVE Growth Fund
"As the quarter progressed, it became clear to us that the risk/return potential in a couple of sectors merited our increased attention."

I like to think that our Conservative Fund shareholders got exactly what they expected in the fourth quarter: low volatility, steady return, a well-hedged, diversified portfolio, and just a smidgen of sector spice if the time is right.

As you can see, we steadily rotated the portfolio toward the strength of the market, putting a greater emphasis on mid to large cap growth holdings. We slightly reduced our cautious small cap dollars and added a second small cap fund, Baron Asset to the mix.

As the quarter progressed, it became clear to us that the risk/return potential in a couple of sectors merited our increased attention. The ongoing rally in health care stocks prompted us to buy Vanguard Health Care, the most cautious of the health sector funds. This very well run fund has racked up excellent long-term returns within its peer group by taking a consistently lower relative risk.

Real estate investment trusts (REITS) finally broke out of an eighteen month doldrum in December. Values in this sector have gotten to irresistable levels and yields are quite attractive relative to other income producing alternatives. I expect this to be a diversification move that will serve to lower the overall volatility of the portfolio while at the same time positively impacting our upside potential. We selected the fund that is the nearly unanimous choice of fund pros, Cohen & Steers Realty Shares.

MARKMAN CONSERVATIVE GROWTH FUND COMPARISON
PUTTING IT IN PERSPECTIVE
BEHIND THE COMPARISON
                                                           4TH QTR. 1995  3RD QTR. 1995   SINCE INCEPTION*
MARKMAN CONSERVATIVE GROWTH FUND                               2.2%           6.0%              18.0%
LIPPER BALANCED FUND INDEX                                     4.2%           5.4%              23.1%
LEHMAN INT. GOV'T. BOND INDEX                                  3.4%           1.4%              12.6%

* From February 1, 1995

PORTFOLIO OF INVESTMENTS - Markman Conservative Growth Fund - December 31,
1995
FUND                                                                    SHARES      MARKET VALUE    % OF TOTAL       STATUS*
                                                                                                                     (UNAUDITED)
Vanguard U.S. Growth Portfolio                                           58,777      $1,196,119         12.1%           +
Oakmark Fund                                                             38,239       1,137,598         11.6            +
Lindner Dividend Fund, Inc.                                              41,282       1,112,969         11.3            -
The Robertson Stephens Growth + Income Fund t                            86,989         977,752          9.9            -
Vanguard Wellesley Income Fund                                           41,748         853,325          8.7            -
SoGen International Fund, Inc.                                           32,444         797,475          8.1            -
Vanguard Specialized Health Care Portfolio.                              14,168         705,832          7.2           new
Cohen & Steers Realty Shares                                             19,579         677,828          6.9           new
Vanguard Wellington Fund                                                 27,688         676,411          6.9           new
Mutual Qualified Fund                                                    21,643         643,656          6.5            -
Baron Asset Fund                                                         15,923         473,402          4.8           new
T. Rowe Price Small Cap Value Fund                                       27,021         446,664          4.5            -
Miscellaneous - Money Market Fund                                       245,419         245,419          2.5            +
                                                                                     ----------        -----
Total Investments  (cost $9,769,471)                                                  9,944,450        101.0
Other Assets and Liabilities (Net)                                                      (92,290)        (1.0)
                                                                                     ----------        -----
Net Assets                                                                           $9,852,160        100.0%
                                                                                     ==========        =====

See accompanying notes to financial statements.
* "+" means larger percentage than end of prior quarter, "-" means smaller percentage than end of prior quarter, "new" means did not appear in prior quarter.
t Non-income producing security

Financial Statements
STATEMENT OF ASSETS AND LIABILITIES  -  DECEMBER 31, 1995
                                                                     CONSERVATIVE     MODERATE      AGGRESSIVE
ASSETS                                                                GROWTH FUND    GROWTH FUND    GROWTH FUND
Investments in securities:
   At acquisition cost                                                $9,769,471     $37,523,112    $42,663,515
                                                                      ==========     ===========    ===========
   At value (note 1)                                                  $9,944,450     $38,887,746    $42,757,897
Receivable for capital shares sold                                        34,458         410,750        678,370
Dividends receivable                                                         804             692          1,740
                                                                      ----------     -----------    -----------
   TOTAL ASSETS                                                       $9,979,712     $39,299,188    $43,438,007
                                                                      ==========     ===========    ===========

LIABILITIES

Payable for capital shares redeemed                                   $    5,704     $     8,484    $     6,600
Distributions payable to shareholders                                      4,694          31,695         55,094
Payable for bank overdraft                                               109,347         240,943      1,027,399
Payable to affiliates (note 3)                                             7,807          30,428         23,418
                                                                      ----------     -----------    -----------
   TOTAL LIABILITIES                                                  $  127,552     $   311,550    $ 1,112,511
                                                                      ==========     ===========    ===========

NET ASSETS
Net assets consist of:
Capital shares                                                        $9,677,181     $37,623,004    $42,231,114
   Net unrealized appreciation on investments                            174,979       1,364,634         94,382
                                                                      ----------     -----------    -----------
   NET ASSETS                                                         $9,852,160     $38,987,638    $42,325,496
                                                                      ==========     ===========    ===========
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)(note 4)                    897,990       3,445,994      3,588,830
                                                                      ==========     ===========    ===========
Net asset value, redemption price and offering
   price per share (note 1)                                           $    10.97     $     11.31    $     11.79
                                                                      ==========     ===========    ===========
see accompanying notes to financial statements

STATEMENT OF OPERATIONS  -  FOR THE YEAR ENDED DECEMBER 31, 1995
                                                                      CONSERVATIVE     MODERATE      AGGRESSIVE
INVESTMENT INCOME                                                     GROWTH FUND    GROWTH FUND    GROWTH FUND
Dividend income                                                        $206,739      $  387,087     $  213,436
                                                                       --------      ----------     ----------

EXPENSES
Investment advisory fees                                                 38,783         202,419        173,422
Independent trustees' fees                                               10,500          10,500         10,500
                                                                       --------      ----------     ----------
   Total expenses (note 3)                                               49,283         212,919        183,922
                                                                       --------      ----------     ----------
Net investment income                                                   157,456         174,168         29,514
                                                                       --------      ----------     ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions                           340,634       2,000,269      2,755,722
Capital gain distributions from other investment companies              193,168       1,361,368      1,448,986
Net change in unrealized
   appreciation/depreciation on investments                             174,979       1,364,634         94,382
                                                                       --------      ----------     ----------

Net realized and unrealized gains on investments                        708,781       4,726,271      4,299,090
                                                                       --------      ----------     ----------
Net increase in net assets from operations                             $866,237      $4,900,439     $4,328,604
                                                                       ========      ==========     ==========

STATEMENT OF CHANGES IN NET ASSETS  -  FOR THE YEAR ENDED DECEMBER 31, 1995
                                                                      CONSERVATIVE     MODERATE      AGGRESSIVE
FROM OPERATIONS                                                       GROWTH FUND    GROWTH FUND    GROWTH FUND
Net Investment Income                                                 $   157,456    $   174,168    $    29,514
Net realized gains from security transactions                             340,634      2,000,269      2,755,722
Capital gain distributions from other investment companies                193,168      1,361,368      1,448,986
Net change in unrealized appreciation/
    depreciation on investments                                           174,979      1,364,634         94,382
                                                                      -----------    -----------    -----------
Net increase in net assets from operations                                866,237      4,900,439      4,328,604
                                                                      -----------    -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income . . . . . . . . . . . . .           (157,456)      (174,168)       (29,514)
Distributions in excess of net investment income (note 1)                 (33,397)      (743,836)      (728,239)
Distributions from net realized gains . . . . . . . . . . . . . .        (500,405)    (2,617,801)    (3,476,469)
                                                                      -----------    -----------    -----------
Decrease in net assets from distributions to shareholders                (691,258)    (3,535,805)    (4,234,222)
                                                                      -----------    -----------    -----------

FROM CAPITAL SHARE TRANSACTIONS  (note 4)
Proceeds from shares sold                                              11,949,211     40,307,575     42,808,631
Net asset value of shares issued in reinvestment
    of distributions to shareholders                                      686,564      3,504,110      4,179,128
Payments for shares redeemed                                           (2,988,594)    (6,228,681)    (4,786,645)
                                                                      -----------    -----------    -----------
Net increase in net assets from
    capital share transactions                                          9,647,181     37,583,004     42,201,114
                                                                      -----------    -----------    -----------

TOTAL INCREASE IN NET ASSETS                                            9,822,160     38,947,638     42,295,496

NET ASSETS
Beginning of period  (note 1)                                              30,000         40,000         30,000
                                                                      -----------    -----------    -----------
End of period                                                         $ 9,852,160    $38,987,638    $42,325,496
                                                                      ===========    ===========    ===========
see accompanying notes to financial statements

Financial Highlights
FINANCIAL HIGHLIGHTS  -  MARKMAN AGGRESSIVE GROWTH FUND
Per share data for a share outstanding throughout the period ended December
31, 1995(A)
Net asset value - beginning of period                                   $ 10.00
Income from investment operations:
   Net investment income                                                   0.01
   Net realized and unrealized gains on investments                        3.11
                                                                        ------
Total from investment operations                                           3.12
                                                                        ------
Less distributions:
   Dividends from net investment income                                   (0.01)
   Distributions in excess of net investment income                       (0.23)
   Distributions from net realized gains                                  (1.09)
                                                                        ------
Total distributions                                                       (1.33)
                                                                        ------
NET ASSET VALUE - END OF PERIOD                                         $ 11.79
                                                                        =======
TOTAL RETURN                                                              31.21%
                                                                        =======
NET ASSETS - END OF PERIOD (000'S)                                      $42,325
                                                                        =======
Ratio of expenses to average net assets                                    0.95%(B)
Ratio of net investment income to average net assets                       0.15%(B)
Portfolio turnover rate                                                     204%
FINANCIAL HIGHLIGHTS  -  MARKMAN MODERATE GROWTH FUND
Per share data for a share outstanding throughout the period ended December
31, 1995(A)
Net asset value - beginning of period                                   $ 10.00
                                                                        -------
Income from investment operations:
   Net investment income                                                   0.06
   Net realized and unrealized gains on investments                        2.39
                                                                        -------
Total from investment operations                                           2.45
                                                                        -------
Less distributions:
   Dividends from net investment income                                   (0.06)
   Distributions in excess of net investment income                       (0.24)
   Distributions from net realized gains                                  (0.84)
                                                                        -------
Total distributions                                                       (1.14)
                                                                        -------
NET ASSET VALUE - END OF PERIOD                                         $ 11.31
                                                                        =======
TOTAL RETURN                                                              24.50%
                                                                        =======
NET ASSETS - END OF PERIOD (000'S)                                      $38,988
                                                                        =======
Ratio of expenses to average net assets                                    0.95%(B)
Ratio of net investment income to average net assets                       0.77%(B)
Portfolio turnover rate                                                     141%

FINANCIAL HIGHLIGHTS  -  MARKMAN CONSERVATIVE GROWTH FUND
Per share data for a share outstanding throughout the period ended December
31, 1995(A)
Net asset value - beginning of period                                   $10.00
                                                                        ------
Income from investment operations:
   Net investment income                                                  0.19
   Net realized and unrealized gains on investments                       1.61
                                                                        ------
Total from investment operations                                          1.80
                                                                        ------
Less distributions:
   Dividends from net investment income                                  (0.19)
   Distributions in excess of net investment income                      (0.04)
   Distributions from net realized gains                                 (0.60)
                                                                        ------
Total distributions                                                      (0.83)
                                                                        ------
NET ASSET VALUE - END OF PERIOD                                         $10.97
                                                                        ======
TOTAL RETURN                                                             18.00%
                                                                        ======
NET ASSETS - END OF PERIOD (000'S)                                      $9,852
                                                                        ======
Ratio of expenses to average net assets                                   0.95%(B)
Ratio of net investment income to average net assets                      3.02%(B)
Portfolio turnover rate                                                     176%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995. No income was earned or expenses incurred from the date the initial shares were purchased by the Adviser through the date of public offering.
(B)  Annualized.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements
NOTES TO FINANCIAL STATEMENTS
1.   SIGNIFICANT ACCOUNTING POLICIES

The Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end non-diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers three series of shares to investors: the Markman Conservative Growth Fund, the Markman Moderate Growth Fund and the Markman Aggressive Growth Fund (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the dviser), purchased the initial shares of each Fund at $10.00 per share. The public offering of shares commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser.

THE FOLLOWING IS A SUMMARY OF THE TRUST'S SIGNIFICANT ACCOUNTING POLICIES:

SECURITIES VALUATION -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

SHARE VALUATION -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distrubutions is treated as dividend income by the Funds.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statement of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications were made to the components of net assets to conform with generally accepted accounting principles.

FEDERAL INCOME TAX
The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1995:
                                                                     CONSERVATIVE     MODERATE      AGGRESSIVE
                                                                      GROWTH FUND    GROWTH FUND    GROWTH FUND
Gross unrealized appreciation                                         $  223,502     $ 1,822,565    $ 1,205,271
Gross unrealized depreciation                                            (66,544)       (489,748)    (1,198,114)
                                                                      ----------     -----------    -----------
Net unrealized appreciation                                           $  156,958     $ 1,332,817    $     7,157
                                                                      ----------     -----------    -----------
Federal income tax cost                                               $9,787,492     $37,554,929    $42,750,740
                                                                      ==========     ===========    ===========

Notes to Financial Statements

2.   INVESTMENT TRANSACTIONS
During the year ended December 31, 1995, purchases and proceeds from sales and maturities of portfolio securities, other than short-term investments, amounted to $18,853,122 and $9,669,704, respectively, for the Markman Conservative Growth Fund, $68,604,725 and $33,563,632, respectively, for the Markman Moderate Growth Fund, and $81,266,630 and $42,541,813, respectively, for the Markman Aggressive
Growth Fund.

3.  TRANSACTIONS WITH AFFILIATES
The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other trustees and officers of the Trust are officers of the Adviser or of MGF Service Corp.
(MGF), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of .95% of average daily net assets of each Fund. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent trustees.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Trust, the Adviser and MGF, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. MGF supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Adviser, out of its investment management fee, pays MGF a monthly fee at an annual rate of .10% of each Fund's respective average daily net assets up to $25 million, .075% of such net assets from $25 million to $100 million, .05% of such net assets from $100 million to $200 million, and .025% of such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee for each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust, the Adviser and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For the performance of these services, the Adviser, out of its investment management fee, pays MGF a monthly fee with respect to each Fund at an annual rate of $15.00 per shareholder account, subject to a $1,200 minimum monthly fee for each Fund. In addition, the Adviser pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust, the Adviser and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays MGF a fee, based on current asset levels, of $2,500 per month with respect to each Fund.

4.   CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital share transactions as shown in the Statement of Changes in Net Assets are the result of the following capital share activity for the year ended December 31, 1995:

                                                                     CONSERVATIVE     MODERATE      AGGRESSIVE
                                                                      GROWTH FUND    GROWTH FUND    GROWTH FUND
Shares sold                                                            1,099,287      3,661,638      3,621,298
Shares issued in reinvestment
of distributions to shareholders                                          62,586        309,824        354,464
Shares redeemed                                                         (266,883)      (529,468)      (389,932)
                                                                       ---------      ---------      ---------
Net increase in shares outstanding                                       894,990      3,441,994      3,585,830

Shares outstanding, beginning of period                                    3,000          4,000          3,000
                                                                       ---------      ---------      ---------
Shares outstanding, end of period                                        897,990      3,445,994      3,588,830
                                                                       =========      =========      =========

Report of Independent Public Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE MARKMAN MULTIFUND TRUST:

We have audited the accompanying statement of assets and liabilities of the Markman Conservative Growth Fund, the Markman Moderate Growth Fund and the Markman Aggressive Growth Fund of Markman MultiFund Trust (a Massachusetts business trust), including the portfolios of investments, as of December 31, 1995, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated thereon (see pages 7, 9, 11-16). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Conservative Growth Fund, the Markman Moderate Growth Fund and the Markman Aggressive Growth Fund as of December 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Authur Andersen LLP
Cincinnati, Ohio
January 12, 1996

Application & Request Forms

YOUR MMFT APPLICATION & REQUEST FORMS

You may use the FOLLOWING APPLICATION AND REQUEST FORMS KIT to invest directly in The Markman MultiFunds. The minimum direct investment is $25,000.

If you want to invest less than $25,000, you may purchase The Markman MultiFunds through Charles Schwab & Company (1-800-266-5623), Jack White and Company (1-800-323-3263), and Fidelity Investments (1-800-544-7558), among others.

Mail us YOUR COMPLETED FORMS using the enclosed postage-paid business reply envelope. You will be contacted by mail verifying your investment.

For ADDITIONAL FORMS or ANSWERS TO ANY QUESTIONS just contact The Markman MultiFunds (between the hours of 8:30 AM and 6:00 PM EST):
Toll-free: 1-800-707-2771
In Cincinnati: 513-629-2070

THIS KIT INCLUDES:
* ACCOUNT APPLICATION
* IRA APPLICATION
* IRA TRANSFER REQUEST

THESE FORMS ARE AVAILABLE:
(CALL 1-800-707-2771)
* DOLLAR COST AVERAGING  APPLICATION
* SYSTEMATIC WITHDRAWAL PLAN REQUEST
* AUTOMATIC INVESTMENT REQUEST
* COMPANY RETIREMENT ACCOUNT APPLICATION
* COMPANY RETIREMENT PLAN PROTOTYPE
  (INCLUDES PROFIT SHARING, MONEY PURCHASE, 401(K))
* 403(B) PLAN AND APPLICATION

ACCOUNT APPLICATION

Logo: The Markman MultiFunds
The Markman MultiFunds
Shareholders Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-707-2771
--------------------------------------------------------
1 INVESTMENT INFORMATION   Select Fund(s) and fill in amounts
o Conservative Growth Fund    57-______________     ($25,000 minimum)
o Moderate Growth Fund        58-______________     ($25,000 minimum)
o Aggressive Growth Fund      59-______________     ($25,000 minimum)
o Total amount being invested:   ______________     Do not send cash.
Payment:  o Check or draft payable to The Markman MultiFunds.
          o Bank Wire:  For wire instructions please call 1-800-707-2771
2 HOW DO YOU WANT YOUR ACCOUNT REGISTERED?   Check a box
o Individual or  o   Joint Registrat
_____________________________________________ ______________________________
OWNER'S NAME (FIRST, INITIAL, LAST)           SOCIAL SECURITY #
                                              18 or older   o Yes   o No
_____________________________________________ ______________________________
OWNER'S NAME (FIRST, INITIAL, LAST)           SOCIAL SECURITY #
  Joint accounts are registered joint with right of survivorship unless you specify otherwise
o CORPORATION, PARTNERSHIP OR OTHER ENTITY
_____________________________________________ ______________________________
NAME OF ENTITY                                TAXPAYER I.D. NUMBER
CHECK THE APPROPRIATE BOX:  o Corporation      o Partnership
o Foundation      o Endowment      o Non-Profit      o Other
o TRUST
_____________________________________________ ______________________________
TRUSTEE'S NAME          DATE OF BIRTH         SOCIAL SECURITY #
_____________________________________________ ______________________________
NAME OF TRUST AGREEMENT                       DATE OF TRUST AGREEMENT
_____________________________________________ ______________________________
BENEFICIARY'S NAME                            TAXPAYER I.D. #
o GIFT OR TRANSFER TO MINOR
_____________________________________________ ______________________________
MINOR'S NAME (FIRST, INITIAL, LAST)           MINOR'S SOCIAL SECURITY NUMBER
_____________________________________________ ______________________________
CUSTODIAN'S NAME (FIRST, INITIAL, LAST)
Under the ____________________ (specify state) Uniform Gifts/Transfer to Minors Act

3 MAILING ADDRESS OF REGISTERED OWNER(S)
_____________________________________________
Street or P.O. Box                            Citizen of U.S.? o Yes o No
_____________________________________________ ______________________________
City/State/Zip                                Country

(       )                                      (       )
_____________________________________________ ______________________________
phone Number                                   Fax Number
Call the Markman Multifunds with questions 1-800-707-2771
PLEASE COMPLETE THE REVERSE SIDE

ACCOUNT APPLICATION 4
TELEPHONE REDEMPTION
Shares may be redeemed by calling (800) 707-2771 (See description in prospectus).
If no box is checked, the telephone redemption option will be elected.
o Investor DECLINES the telephone redemption  o ACH Transfer
o Investor ELECTS the telephone redemption
Redemption will be sent to address of record unless you specify below the bank to which redemption proceeds are to be wired, and enclose a voided check from the bank you wish to use:
_____________________________________________ ______________________________
Name in which BANK account is registered      Bank Account Number
_____________________________________________ ______________________________
BANK NAME                                     ABA ROUTING NUMBER
_____________________________________________ ______________________________
BANK ADDRESS                                  BANK TELEPHONE NUMBER

5 INCOME AND CAPITAL GAINS PAYMENT ELECTION

o We recommend that you reinvest all your dividends and capital gain distributions from these funds.

  If you agree, check this box.
o Or, you can reinvest all capital gain distributions but pay the dividends in cash.

o Or, pay all dividends and capital gain distributions in cash by check o or ACH Transfer.

If you wish to have your distributions paid in cash by ACH Transfer to your bank, please complete the instructions below, and enclose a voided check from the bank account you wish to use:
_____________________________________________ ______________________________
Name in which BANK account is registered      Bank Account Number
_____________________________________________ ______________________________
BANK NAME                                     ABA ROUTING NUMBER
_____________________________________________ ______________________________
BANK ADDRESS                                  BANK TELEPHONE NUMBER

6 CERTIFICATION AND SIGNATURE(S)

By signing this form, the investor represents and warrants that: a. the Investor is of legal age, and has the full right, power and authority to invest in the Fund; and b. the Investor has received a current prospectus of the Fund and agrees to be bound by its terms.

Under penalties of perjury, the Investor certifies that 1. the number shown on this form is the Investor's correct social security or taxpayer ID number, and
2. the Investor is not subject to backup withholding because i. the Investor has not been notified by the Internal Revenue Service (IRS) that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or ii. the IRS has notified the Investor that the Investor is no longer subject to backup withholding. (Strike out Item 2. if the Investor is currently subject to such backup withholding).


Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the Investor (alternatively, the secretary or designated officer of the organization may certify the authority of the persons signing on the space provided below). In addition, signatures of representatives or fiduciaries of corporations and other entities must be accompanied by a signature guarantee by a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, or a member of a national securities exchange.

X
________________________________  ___________   _____________________________
SIGNATURE (OWNER, TRUSTEE, ETC.)  DATE          PRINT NAME

X
________________________________  ___________   _____________________________
SIGNATURE (JOINT OWNER,           DATE          PRINT NAME
CO-TRUSTEE, ETC.)

X
________________________________  ___________   _____________________________
SIGNATURE (JOINT OWNER,           DATE          PRINT NAME
CO-TRUSTEE, ETC.)
Call the Markman Multifunds with questions 1-800-707-2771                1/96

IRA APPLICATION

Logo: The Markman MultiFunds
The Markman MultiFunds
Shareholders Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-707-2771
------------------------------------------------------------------------------
1 INVESTMENT INFORMATION  Select Fund(s) and fill in amounts
o Conservative Growth Fund      57-______________   ($25,000 minimum)
o Moderate Growth Fund          58-______________   ($25,000 minimum)
o Aggressive Growth Fund        59-______________   ($25,000 minimum)
o Total amount being invested.  __________________ Do not send cash

Payment:
o Check or draft: Please attach your check to this application, payable to the applicable Fund.
o Bank Wire:  For wire instructions please call 1-800-707-2771
o Direct Transfer: Funds will be transferred directly from another IRA or retirement plan.
(PLEASE COMPLETE AND ENCLOSE AN IRA TRANSFER FORM (INCLUDED IN THIS KIT) AND ATTACH A RECENT COPY OF YOUR IRA STATEMENT.)

2 HOW DO YOU WANT YOUR ACCOUNT REGISTERED?
________________________________ __________________    _______________________
NAME (FIRST, INITIAL, LAST)      SOCIAL SECURITY #     DATE OF BIRTH (M-D-Y)

                                 (       )             (       )
________________________________ __________________    _______________________
STREET OR P.O. BOX               HOME PHONE            BUSINESS PHONE
________________________________
CITY/STATE/ZIP                   Citizen of U.S.?  o Yes  o No   COUNTRY

3 PLEASE DESCRIBE YOUR IRA
CHOOSE IRA TYPE BELOW:
o  Rollover IRA   o  SEP IRA   o  Regular IRA
TYPE OF CONTRIBUTION:

DIRECT TRANSFER

o I would like to transfer funds directly from an existing IRA to MMFT. (Please also complete an IRA Transfer Request.)

o I am enclosing a check from my former employer's qualified retirement plan or from my present IRA provider made payable to MMFT.

o My former employer's qualified retirement plan will send a check directly to MMFT, made payable to MMFT.

60-Day Rollover

o I have received a check made payable to me from an existing IRA. A check is enclosed and endorsed/made payable to MMFT.

o I have received a check made payable to me from my former employer's qualified retirement plan. A check is enclosed and endorsed/made payable to MMFT.
---------------------------------------------------------------
FOR MIDWEST USE ONLY
Accepted: The Fifth Third Bank                ACCEPTED: MGF SERVICE CORP.
BY:  /S/ __________________ DATE: _________BY: __________  DATE: _________
Call the Markman Multifunds with questions 1-800-707-2771
PLEASE COMPLETE THE REVERSE SIDE

IRA APPLICATION

4 DESIGNATE YOUR BENEFICIARY(IES)

PRIMARY BENEFICIARY(IES):
I designate the person(s) named below as primary beneficiary(ies), to receive payment of the value of my IRA upon my death. Percentages must be in whole percentages and must total 100%.
1. _________% ____________________________________ ___________________________
   PERCENT    NAME (FIRST, INITIAL, LAST)          RELATIONSHIP
__________________________ __________________________
SOCIAL SECURITY #          DATE OF BIRTH (M-D-Y)

______________________________________________________________________________
ADDRESS

2. _________% ____________________________________ ___________________________
   PERCENT    NAME (FIRST, INITIAL, LAST)          RELATIONSHIP
__________________________ __________________________
SOCIAL SECURITY #          DATE OF BIRTH (M-D-Y)

______________________________________________________________________________
ADDRESS

SECONDARY BENEFICIARY(IES):
I designate the person(s) named below as secondary beneficiary(ies) to receive payment of the value of my IRA if there is/are no primary beneficiary(ies) living at the time of my death. Percentages must be in whole percentages and must total 100%.
1. _________% ____________________________________ ___________________________
   PERCENT    NAME (FIRST, INITIAL, LAST)          RELATIONSHIP
__________________________ __________________________
SOCIAL SECURITY #          DATE OF BIRTH (M-D-Y)

______________________________________________________________________________
ADDRESS

2. _________% ____________________________________ ___________________________
   PERCENT    NAME (FIRST, INITIAL, LAST)          RELATIONSHIP
__________________________ __________________________
SOCIAL SECURITY #          DATE OF BIRTH (M-D-Y)

______________________________________________________________________________
ADDRESS

Note: If any beneficiary is a Trust, please indicate the Trust's name, date of the Trust, and the Trustee(s) name(s).
Please list any additional beneficiaries on a separate sheet and attach to this form.

5 SYSTEMATIC WITHDRAWAL OPTION

MMFT also offers the Systematic Withdrawal Plan for regular interval withdrawals.
Please call 1-800-707-2771 for more information.

6 SIGNATURE OF HOLDER AND TAXPAYER CERTIFICATION

The undersigned certifies that I am of legal age and have full authority and legal capacity to purchase shares of the Fund(s) and affirm that (1) I have read the Prospectus(es) and agree to its (their) terms; (2) I appoint MGF Service Corp. or any successor as Custodian of my account; (3) I acknowledge having received and read the IRA Custodial Agreement and Disclosure Statement which is incorporated herein by reference; (4) I understand that by signing below: (a) all information provided in the above items (if applicable) will apply to any Fund into which my shares may be exchanged now or in the future;
(b) I hereby ratify any instructions given on this account and/or any account into which I exchange relating to the above items and agree that neither the Fund(s) nor the Transfer Agent will be liable for any loss, cost or expense for acting upon such instructions (by telephone or in writing) believed by it to be genuine and in accordance with the procedures described in the Prospectus; (c) my responsibility is to read the Prospectus of any Fund into which I exchange; and (d) as required by federal law, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY NUMBER PROVIDED ON THIS FORM IS CORRECT.

X
SIGNATURE
                                   DATE
Call the Markman Multifunds with questions 1-800-707-2771                1/96

IRA TRANSFER REQUEST

Logo: The Markman MultiFunds
The Markman MultiFunds
Shareholders Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-707-2771

Please complete this form if you wish to transfer an existing IRA to The Markman MultiFunds directly from another institution.
We will handle all details of the transfer process for you. Please print carefully or type all information on this form.
When completed, please forward this form in the postage-paid envelope or send (along with an IRA Application if this is a new account) to: The Markman MultiFunds, P.O.Box 5354, Cincinnati, Ohio 45201-5354.
---------------------------------------------------------------
1 NAME AND ADDRESS

_______________________________ __________________  _____________________
NAME (FIRST, INITIAL, LAST)     SOCIAL SECURITY #   DATE OF BIRTH (M-D-Y)

                                (    )              (    )
_______________________________ __________________  _____________________
STREET OR P.O. BOX              HOME PHONE          BUSINESS PHONE
_______________________________
CITY /STATE / ZIP

2 INFORMATION ABOUT THE IRA TO BE TRANSFERRED


________________________________________
NAME OF FINANCIAL INSTITUTION (FI)
________________________________________
ADDRESS
________________________________________
CITY/STATE/ZIP
(________) _____________________________
PHONE NUMBER
________________________________________
CURRENT ACCOUNT NUMBER(S)

PLEASE ATTACH A COPY OF YOUR CURRENT IRA ACCOUNT STATEMENT.
TYPE OF ACCOUNT                 TOTAL OR
TO BE TRANSFERRED:              PARTIAL TRANSFER:
o Regular IRA                   o Total
o Rollover IRA*                 o Partial (Amount: $____________)
o SEP IRA
*A Rollover IRA is an IRA initiated using a distribution from an employer-sponsored retirement or thrift plan.

If you are 701/2 or older you may not transfer your Required Minimum Distribution to any IRA. Please make arrangements with your current Trustee or Custodian to take your Required Minimum Distribution.

3 Invested in CDs? If so, complete this section

Timing of transfer (CDs only):
                                      ________________________________________
o Process at date of maturity         DATE OF MATURITY
                                      ________________________________________
o Process immediately                 NAME OF CONTACT AT FINANCIAL INSTITUTION
  (I am aware of any penalties that may apply)
PLEASE SEND US THIS TRANSFER AT LEAST TWO WEEKS PRIOR TO THE MATURITY DATE OF YOUR CD.

Call the Markman Multifunds with questions 1-800-707-2771
PLEASE COMPLETE THE REVERSE SIDE

IRA TRANSFER REQUEST
4 INVESTMENT INFORMATION   Select Fund(s) and fill in amounts

o Conservative Growth Fund      57-_____________ ($25,000 minimum)
o Moderate Growth Fund          58-_____________ ($25,000 minimum)
o Aggressive Growth Fund        59-_____________ ($25,000 minimum)
o Total amount being invested   ________________

TRANSFER TO NEW OR EXISTING MMFT ACCOUNTS
o New (PLEASE ENCLOSE COMPLETED IRA ACCOUNT APPLICATION)
o Existing IRAs
(Account number[s]): _________________________________________________________

5 Please sign here to Authorize the ira Transfer

AUTHORIZATION OF YOUR CURRENT TRUSTEE OR CUSTODIAN TO TRANSFER YOUR IRA TO THE MARKMAN MULTIFUNDS.
Resigning Trustee or Custodian: Please make a partial or total liquidation of my account as described above and remit the proceeds of the liquidation to The Markman MultiFunds.

Important: Your financial institution may require your signature to be guaranteed. Please call them for requirements. If required, signature guaranteed by:

X
___________________________________ ___________ ______________________________
SIGNATURE                          DATE         NAME OF FINANCIAL INSTITUTION

                                                X
                                                ______________________________
                                                SIGNATURE OF OFFICER AND TITLE

Call the Markman Multifunds with questions 1-800-707-2771                 1/96

The Markman MultiFunds

IMPORTANT INFORMATION
INVESTMENT ADVISER
Markman Capital Management, Inc.
6600 France Avenue South
Suite 565
Edina, Minnesota  55435

ADMINISTRATOR AND TRANSFER AGENT
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

CUSTODIAN
Fifth Third Bank, N. A.
38 Fountain Square Plaza
Cincinnati, Ohio  45202

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio  45202

LEGAL COUNSEL
Sullivan & Worcester
One Post Office Square
Boston, Massachusetts  02109

IMPORTANT TELEPHONE NUMBERS:

HOTLINE:  1-800-975-LINE
         (1-800-975-5463)
For a current update on our views on the market and what funds are in each of the portfolios

          1-800-2DAISY2
         (1-800-232-4792)
To order additional prospectuses

1-800-707-2771
For additional application forms, help completing an application, or administrative questions.

AUTHORIZED FOR DISTRIBUTION ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

Logo: The Markhan MultiFunds

Investment Adviser
Markman Capital Management, Inc.
6600 France Ave. So., Suite 565
Edina, Minnesota 55435
Telephone: 612-920-4848
Toll-free: 1-800-395-4848

Shareholder Services
c/o MGF Service Corp.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-3874
Telephone: 513-629-2070
Toll-free: 1-800-707-2771

Logo 100% NO-LOAD MUTUAL FUND COUNCIL

Logo: The Markhan MultiFunds
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FIRST CLASS